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                                                                    EXHIBIT 5(b)
(PRUDENTIAL FINANCIAL LOGO)                                     PRUCO LIFE ELITE
                                                    VARIABLE ANNUITY APPLICATION
   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,
   a Prudential company               Flexible Payment Variable Deferred Annuity
________________________________________________________________________________
[ ]                On these pages, I, you, and your refer to the contract owner.
                   We, us, and our refer to Pruco Life Insurance Company of New
                   Jersey, a Prudential company.
________________________________________________________________________________
[1] CONTRACT       Contract number (if any)_______________
    OWNER          [ ] Individual [ ] Corporation [ ] UGMA/UTMA  [ ] Other
    INFORMATION
                   TRUST: [ ] Grantor  [ ] Revocable [ ] Irrevocable
                   TRUST DATE __________________________
                               month      day       year
                   Name of owner (first, middle initial, last name)
                   ____________________________________________________________

                   Street                                                 Apt.
                   _____________________________________________________  _____

                   City                             State    ZIP code
                   ______________________________   _____    ___________-______

                   Social Security number/EIN    Date of birth (mo., day, year)
                   __________________________    ______________________________

                   Telephone number
                   ______ ____-______

                   A. [ ] Female    B. [ ] U.S. citizen
                      [ ] Male         [ ] Resident alien
                                       [ ] I am not a U.S. person (including
                                           resident alien). I am a citizen of
                                           ____________________________________

                   If a corporation or trust is indicated above, please check the following as it applies.

                   [ ] Tax-exempt entity under IRS Code 501
                   [ ] Trust acting as agent for an individual under IRS Code
                       72(u)
________________________________________________________________________________
[2] ANNUITANT      This section must be completed only if the annuitant is not
    INFORMATION    the owner or if the owner is a trust or a corporation.
    (if different
    than the       Name of annuitant (first, middle initial, last name)
    owner)         _____________________________________________________________

                   Street (Leave address blank if same as owner.)        Apt.
                   ______________________________________________        _______

                   City                             State    ZIP code
                   ______________________________   _____    ___________-______

                   Social Security number        Date of birth (mo., day, year)
                   __________________________    ______________________________

                   Telephone number
                   ______ ____-______

                   A. [ ] Female    B. [ ] U.S. citizen
                      [ ] Male         [ ] Resident alien
                                       [ ] I am not a U.S. person (including
                                           resident alien). I am a citizen of
                                           ____________________________________




________________________________________________________________________________
Pruco Corporate Office:                      PORD99710NY Ed. 12/2002 THIRD PARTY
Pruco Life Insurance Company,
Phoenix, AZ 85014
________________________________
ORD 99710 New York - Third Party Page  1 of 6   FLEXELITE Kit order no. ORDO1090
________________________________

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=================================================================================================================================
3 CO-ANNUITANT    Name of co-annuitant (first, middle initial, last name)
  INFORMATION     [ | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | ]
  (if any)
  Do not          Social Security number      Date of birth (mo., day, year)      Telephone number
  complete if     [ | | | | | | | | ]         [ | ] [ | ] [ | | | ]               [ | | ] [ | | ]-[ | | | ]
  you are
  opening an      A. [ ] Female  B. [ ] U.S. citizen    [ ] I am not a U.S. person (including resident alien). I am a citizen of
  IRA.               [ ] Male       [ ] Resident alien      [ | | | | | | | | | | | | | | | | | | | ]

=================================================================================================================================
4 BENEFICIARY     [X] PRIMARY CLASS
  INFORMATION
  (Please add     Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
  additional      [ | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | ]
  beneficiaries
  in section      TRUST: [ ] Revocable    [ ] Irrevocable     Trust date (mo., day, year) [ | ] [ | ] [ | | | ]
  16.)
                  Beneficiary's relationship to owner   [ | | | | | | | | | | | | | | | | | | | ]

                  CHECK ONLY ONE:  [ ] Primary class    [ ] Secondary class

                  Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
                  [ | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | ]

                  TRUST: [ ] Revocable    [ ] Irrevocable     Trust date (mo., day, year) [ | ] [ | ] [ | | | ]

                  Beneficiary's relationship to owner   [ | | | | | | | | | | | | | | | | | | | ]

==============================================================================================================================
5 DEATH           Check one of the following two Death Benefit options. See section 13 for additional information.
  BENEFIT
                  [ ] Base Death Benefit.
                  [ ] Guaranteed Minimum Death Benefit with an annual Step-Up option.

==============================================================================================================================

6 TYPE OF         PLAN TYPE.
  PLAN AND        Check only one: [ ] Non-qualified   [ ] Traditional IRA
  SOURCE OF       ------------------------------------------------------------------------------------------------------------
  FUNDS           SOURCE OF FUNDS. Check all that apply:
  (minimum of
  $10,000)        [ ] Total amount of the check(s) included with this
                      application. (Make checks payable to Prudential.)      $ [ | ], [ | | ], [ | | ]. [ | ]

                  [ ] IRA Rollover                                           $ [ | ], [ | | ], [ | | ]. [ | ]

                  If Traditional IRA new contribution(s) for the current and/or previous year, complete the following:
                  $ [ ], [ | | ]. [ | ]   Year [ | | | ]        $ [ ], [ | | ]. [ | ]   Year [ | | | ]

                  [ ] 1035 Exchange (non-qualified only), estimated amount:   $ [ | ], [ | | ], [ | | ]. [ | ]

                  [ ] IRA Transfer (qualified), estimated amount:             $ [ | ], [ | | ], [ | | ]. [ | ]

                  [ ] Direct Rollover (qualified), estimated amount:          $ [ | ], [ | | ], [ | | ]. [ | ]



==============================================================================================================================
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ORD 99710 New York - Third Party       Page 2 of 6      Ed. 12/2002 THIRD PARTY

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[7] PURCHASE       Please write in the percentage of your payment that you want
    PAYMENT        to allocate to the following options. The total must equal
    ALLOCATION(S)  100 percent.  IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED
                   BELOW, THE APPLICANT MUST INITIAL THE CHANGES.

--------------------------------------------------------------------------------

                                        OPTION                                                       OPTION
INTEREST RATE OPTIONS                    CODES     %    VARIABLE INVESTMENT OPTIONS (continued)      CODES    %
----------------------------------------------------------------------------------------------------------------
                                                        SP Conservative Asset
1 Year Fixed-Rate Option                1YRFXD          Allocation Portfolio                         CONSB
----------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging (DCA) 6 Month*    DCA6            SP Davis Value Portfolio                     VALUE
----------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging (DCA) 12 Month*   DCA12           SP Deutsche International Equity Portfolio   DEUEQ
----------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS                             SP Growth Asset Allocation Portfolio         GRWAL
----------------------------------------------------------------------------------------------------------------
Prudential Equity Portfolio             STOCK           SP INVESCO Small Company Growth Portfolio    VIFSG
----------------------------------------------------------------------------------------------------------------
Prudential Global Portfolio             GLEQ            SP Jennison International Growth Portfolio   JENIN
----------------------------------------------------------------------------------------------------------------
Prudential Jennison Portfolio           GROWTH          SP Large Cap Value Portfolio                 LRCAP
----------------------------------------------------------------------------------------------------------------
Prudential Money Market Portfolio       MMKT            SP MFS Capital Opportunities Portfolio       MFSCO
----------------------------------------------------------------------------------------------------------------
Prudential Stock Index Portfolio        STIX            SP Mid Cap Growth Portfolio**                MFSMC
----------------------------------------------------------------------------------------------------------------
Prudential Value Portfolio              HIDV            SP PIMCO High Yield Portfolio                HIHLD
----------------------------------------------------------------------------------------------------------------
SP Aggressive Growth Asset
Allocation Portfolio                    AGGGW           SP PIMCO Total Return Portfolio              RETRN
----------------------------------------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio      AIMAG           SP Prudential U.S. Emerging Growth Portfolio EMRGW
----------------------------------------------------------------------------------------------------------------
SP AIM Core Equity Portfolio            AIMCEP          SP Small/Mid Cap Value Portfolio             SMDVL
----------------------------------------------------------------------------------------------------------------
SP Alliance Large Cap Growth Portfolio  LARCP           SP Strategic Partners Focus Growth Portfolio STRPR
----------------------------------------------------------------------------------------------------------------
SP Alliance Technology Portfolio        ALLTC           Janus Aspen Series Growth Portfolio-Service
                                                        Shares                                       JANSR
----------------------------------------------------------------------------------------------------------------
SP Balanced Asset Allocation Portfolio  BALAN           TOTAL                                               100%
----------------------------------------------------------------------------------------------------------------

*THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $5,000. **Effective December 16, 2002, this fund is subadvised by Calamos Asset Management, Inc.

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
[8] DOLLAR COST  If you elect to use more than one Dollar Cost Averaging option, you must also complete a Request
    AVERAGING    for Dollar Cost Averaging Enrollment or Change form (PORD 78275).
    PROGRAM      [ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.
                     TRANSFER FROM: (You cannot transfer from the 1 Year Fixed-Rate option.)*
                     *If you selected the DCA6 or DCA12 option in section 8, only complete the TRANSFER TO information.
                     Option code: | | | | | | |   $| | |, | | | |, | | | |. | | | OR | | | |%
                                  -------------    -----  -------  -------  -----    -------
                     TRANSFER FREQUENCY: [ ] Annually  [ ] Semiannually [ ] Quarterly [ ] Monthly
                     TRANSFER TO: (You cannot transfer to the Interest Rate Options.)
                     The total of the two columns must equal 100 percent.
                     OPTION CODE          PERCENT        OPTION CODE         PERCENT
                     | | | | | | |        | | | |%       | | | | | | |       | | | |%
                     -------------        -------        -------------       -------
                     | | | | | | |        | | | |%       | | | | | | |       | | | |%
                     -------------        -------        -------------       -------
                     | | | | | | |        | | | |%       | | | | | | |       | | | |%
                     -------------        -------        -------------       -------
                     I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus, and that upon termination of the DCA6 or DCA12 programs, I will no longer receive the interest rate associated with this program.
----------------------------------------------------------------------------------------------------------------------
[ORD 99710 New York - Third Party]                          Page 3 of 6                      Ed. 12/2002 THIRD PARTY
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 9  AUTO-          [ ]  AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix automatically
    REBALANCING         adjusted as allocated in section 7 under my variable investment options.

                        Adjust my portfolio:  [ ] Annually  [ ] Semiannually  [ ] Quarterly  [ ] Monthly

                        Please specify the start date if different than the contract date:
                                                                                           -- --   -- --   -- -- -- --
                                                                                           month   day     year

-----------------------------------------------------------------------------------------------------------------------------------

10 AUTOMATED       [ ]  AUTOMATED WITHDRAWAL: I would like to elect automatic withdrawals from my annuity contract.
   WITHDRAWALS
                        Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form (PORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                        NOTE: AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE CONTRACT BEYOND THE MATURITY DATE. ON THE
                        MATURITY DATE THE CONTRACT MUST ANNUITIZE.

-----------------------------------------------------------------------------------------------------------------------------------

11 AGGREGATION     [ ]  I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year.
   (non-qualified)
   annuities only)      Contract number
                                        -- -- -- -- -- -- -- -- --

-----------------------------------------------------------------------------------------------------------------------------------

12 REPLACEMENT     Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?
   QUESTIONS AND
   DISCLOSURE      [ ] Yes  [ ] No (If "Yes," provide the following information for each policy or contract and attach all
   STATEMENT                       applicable Prudential disclosure and state replacement forms.)

                   Company name

                   -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

                   Policy or contract number    Year of issue (mo., day, year)   Name of plan (if applicable)

                   -- -- -- -- -- -- -- -- --    -- --   -- --   -- -- -- --       -- -- -- -- -- -- -- -- -- --

                   Do you (the financial professional) have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?


                   [ ] Yes  [ ] No (You must check "Yes" if the customer has responded "Yes" to the replacement question above.
                                   If "Yes," please provide details in the Additional Remarks section.)

                   THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE REPLACEMENT REGULATIONS REQUIRE. (Check one):

                   [ ] I do have existing life insurance policies or annuity contracts. (You must complete the Important Notice
                       Regarding Replacement form (COMB 89216 NY), whether or not this transaction is considered a replacement.)

                   [ ] I do not have existing life insurance policies or annuity contracts.


-----------------------------------------------------------------------------------------------------------------------------------

13 FEATURES        Please note that you have various options available under this annuity contract. You have made a choice
   AND COSTS       concerning the death benefit available to your beneficiaries. This choice has both costs and benefits
   OF A PRUCO      associated with it.
   LIFE ELITE
   VARIABLE        The following is a summary of the costs, which you should review before signing this application. If you
   ANNUITY         have any questions, please consult with your financial professional and review the contract or prospectus, which contain a more complete explanation of these features.

                     GUARANTEED MINIMUM DEATH BENEFIT (GMDB). The Insurance Charge for the contract is 1.60 percent if you do not elect a GMDB. There is an additional charge of 0.20 percent for GMDB with an annual Step-Up.

                     CREDIT. I understand that after three contract years have elapsed (and again three years thereafter), I may opt for the 1 percent maximum credit described in the prospectus. If I make this election, I understand that
                     I will become subject to a new, three-year withdrawal charge period.


-----------------------------------------------------------------------------------------------------------------------------------
ORD 99710 New York - Third Party                            Page 4 of 6                                     Ed. 12/2002 THIRD PARTY
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14 SIGNATURE(S)  If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that
                 I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the
                 Death Benefit protection, and other features as described in the prospectus.

                 No financial professional can make or change a contract or waive any of the contract rights.

                 I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                 [ ] If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

                 [ ] If this application is being signed at the time the
                     contract is delivered, I acknowledge receipt of the contract.

                 [ ] Check here to request a Statement of Additional
                     Information.

                 MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE
                 REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS
                 ARE PAID TO PRUDENTIAL:

                 I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied the required minimum distributions from other IRA funds.

                 By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract.

                 OWNER'S TAX CERTIFICATION
                 ---------------------------------------------------------------
                 Under penalty of perjury, I certify that the taxpayer
                 identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct
                 citizenship/residency status. I HAVE/HAVE NOT (circle one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or
                 dividends.
                 ---------------------------------------------------------------
                  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO
                   ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
                              REQUIRED TO AVOID BACKUP WITHHOLDING.
                 ---------------------------------------------------------------
                 We must have each owner and annuitant signature even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.
                 I hereby certify that all information contained in this
                 application is complete and true to the best of my knowledge.
                 X
                  ------------------------------------------    -----  ---  ----
                  Contract owner's signature and date           month  day  year

                 X
                  ------------------------------------------    -----  ---  ----
                  Annuitant's signature (if applicable)         month  day  year
                  and date

                 X
                  ------------------------------------------    -----  ---  ----
                  Co-annuitant's signature (if applicable)      month  day  year
                  and date

                  ------------------------------------------
                  Signed at (city, state)
--------------------------------------------------------------------------------
ORD 99710 New York-Third Party        Page 5 of 6        Ed. 12/2002 THIRD PARTY
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[15] FINANCIAL        Commission Option:
     PROFESSIONAL'S
     SIGNATURE(S)     1. [ ] Option 1   2. [ ] Option 2

                      Note: If an option is not selected, the default option elected in the sales agreement will be assigned.

                      This application is submitted in the belief that the purchase of this contract is appropriate for the applicant based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                      The financial professional hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                                                                                                                           _________
                       ----------------------------------------------------------------                      Firm FA contract number
                       Financial professional's name                                                                       _________
                                                                                                          Prudential contract number
                      X                                                                                                   __ __ ____
                       ----------------------------------------------------------------                             month day   year
                       Financial professional's signature and date                                                         _________
                                                                                                             Firm FA contract number
                                                                                                                           _________
                       ----------------------------------------------------------------                   Prudential contract number
                       Second financial professional's name                                                               __ __ ____
                                                                                                                    month day   year
                      X
                       ----------------------------------------------------------------
                       Second financial professional's signature and date


                       ----------------------------------------------------------------
                       Firm name



----------------------------------------------------------------                                                       ___ ___-____
                     Branch name and code                                                  Financial professional's telephone number
====================================================================================================================================
[16] ADDITIONAL
     REMARKS        ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

                    ----------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                    STANDARD  PRUDENTIAL ANNUITY SERVICE CENTER       OVERNIGHT  PRUDENTIAL ANNUITY SERVICE CENTER
                    MAIL TO:  THIRD PARTY                             MAIL TO:   THIRD PARTY
                              PO BOX 8210                                        2101 WELSH ROAD
                              PHILADELPHIA, PA 19101                             DRESHER, PA 19025

                    If you have any questions, please call the Prudential Annuity Service Center at (800) 778-5970 for customers, or
                    (888) 778-5471 for financial professionals, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.
====================================================================================================================================

[ORD 99710 New York -- Third Party]                      Ed. 12/2002 THIRD PARTY
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